EXHIBIT 33.1

        Report on Assessment with Compliance with Servicing Criteria for
                             Asset-Backed Securities
                        (Goldman Sachs Mortgage Company)


        Report on Assessment with Compliance with Servicing Criteria for
                             Asset-Backed Securities
                                     (GSMC)

1. Goldman Sachs Mortgage Company ("GSMC") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph
         (d) of Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2007 (the "Reporting Period"). The transactions covered by this report include asset-backed securities transactions for which GSMC acted as master servicer involving auto loans other than transactions consummated prior to the effectiveness of Regulation AB (the "Platform"). The sole asset-backed securities transaction covered by this report is the GS Auto Loan Trust 2007-1.

2. Except as set forth in paragraph 3 below, GSMC used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess its compliance with the applicable servicing criteria;

3. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to GSMC based on the activities it performs with respect to the Platform;

3. GSMC has complied in all material respects with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Platform taken as a whole.

4. PricewaterhouseCoopers LLP, a registered public accounting firm, has issued an attestation report on GSMC's assessment of compliance with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period.

March 31, 2008        GOLDMAN SACHS MORTGAGE COMPANY, as Servicer

                      By: Goldman Sachs Real Estate Funding Corp., its general partner

                      By:     /s/ Curtis Probst
                              -----------------------
                      Name:   Curtis Probst
                      Title:  Vice President

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                                       APPENDIX A

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                                                                                                             INAPPLICABLE
                                                                                    APPLICABLE                SERVICING
                           SERVICING CRITERIA                                   SERVICING CRITERIA            CRITERIA
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
                                                                                         Performed by  Performed by
                                                                                            by         subservicer(s)   NOT
                                                                                         Vendor(s)     or vendor(s)   performed by
                                                                                         for which     for which      GSMC or by
                                                                             Performed     GSMC is       GSMC is      subservicer(s)
                                                                             Directly        the       is NOT the     or vendor(s)
                                                                                by       Responsible   Responsible    retained
 Reference              Criteria                                               GSMC         Party         Party       by GSMC
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
                              General Servicing Considerations
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
1122(d)(1)(i)       Policies and procedures are instituted to monitor                                                        X
                    any performance or other triggers and events of
                    default in accordance with the transaction
                    agreements.
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
1122(d)(1)(ii)      If any material servicing activities are outsourced
                    to third parties, policies and procedures are                X
                    instituted to monitor the third party's performance
                    and compliance with such servicing activities.
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
1122(d)(1)(iii)     Any requirements in the transaction agreements to                                                        X
                    maintain a back-up servicer for the Receivables are
                    maintained.
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
1122(d)(1)(iv)      A fidelity bond and errors and omissions policy is                                                       X
                    in effect on the party participating in the
                    servicing function throughout the reporting period
                    in the amount of coverage required by and otherwise
                    in accordance with the terms of the transaction
                    agreements.
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
                             Cash Collection and Administration
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
1122(d)(2)(i)       Payments on Receivables are deposited into the                                                           X
                    appropriate custodial bank accounts and related
                    bank clearing accounts no more than two business
                    days following receipt, or such other number of
                    days specified in the transaction agreements.
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
1122(d)(2)(ii)      Disbursements made via wire transfer on behalf of                                                        X
                    an obligor or to an investor are made only by
                    authorized personnel.
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
1122(d)(2)(iii)     Advances of funds or guarantees regarding                                                                X
                    collections, cash flows or distributions, and any
                    interest or other fees charged for such advances,
                    are made, reviewed and approved as specified in
                    the transaction agreements.
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
                    The related accounts for the transaction, such as
                    cash reserve accounts or accounts established as a
                    form of overcollateralization, are separately                                                            X
                    maintained (e.g., with respect to commingling of
1122(d)(2)(iv)      cash) as set forth in the transaction agreements.
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
1122(d)(2)(v)       Each custodial account is maintained at a federally                                                      X
                    insured depository institution as set forth in the
                    transaction agreements. For purposes of this
                    criterion, "federally insured depository
                    institution" with respect to a foreign financial
                    institution means a foreign financial institution
                    that meets the requirements of Rule 13k-1(b)(1) of
                    the Securities Exchange Act.
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
1122(d)(2)(vi)      Unissued checks are safeguarded so as to prevent                                                         X
                    unauthorized access.
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
1122(d)(2)(vii)     Reconciliations are prepared on a monthly basis for                                                      X
                    all asset-backed securities related bank accounts,
                    including custodial accounts and related bank
                    clearing accounts. These reconciliations are (A)
                    mathematically accurate; (B) prepared within 30
                    calendar days after the bank statement cutoff
                    date, or such other number of days specified in
                    the transaction agreements; (C) reviewed and
                    approved by someone other than the person who
                    prepared the reconciliation; and (D) contain
                    explanations for reconciling items. These
                    reconciling items are resolved within 90 calendar
                    days of their original identification, or such
                    other number of days specified in the transaction
                    agreements.
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
                             Investor Remittances and Reporting
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
1122(d)(3)(i)       Reports to investors, including those to be filed                                                        X
                    with the Commission, are maintained in accordance
                    with the transaction agreements and applicable
                    Commission requirements. Specifically, such reports
                    (A) are prepared in accordance with timeframes and
                    other terms set forth in the transaction
                    agreements; (B) provide information calculated in
                    accordance with the terms specified in the
                    transaction agreements; (C) are filed with the
                    Commission as required by its rules and
                    regulations; and (D) agree with investors' or the
                    trustee's records as to the total unpaid principal
                    balance and number of Receivables serviced by the
                    Servicer.
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
1122(d)(3)(ii)      Amounts due to investors are allocated and remitted                                                      X
                    in accordance with timeframes, distribution
                    priority and other terms set forth in the
                    transaction agreements.
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
                    Disbursements made to an investor are posted within
                    two business days to the Servicer's investor
                    records, or such other number of days specified in                                                       X
1122(d)(3)(iii)     the transaction agreements.
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
                    Amounts remitted to investors per the investor
                    reports agree with cancelled checks, or other form                                                       X
1122(d)(3)(iv)      of payment, or custodial bank statements.
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
                                 Pool Asset Administration
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
1122(d)(4)(i)       Collateral or security on Receivables is maintained                                                      X
                    as required by the transaction agreements or
                    related mortgage loan documents.
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
                    Receivable and related documents are safeguarded as                                                      X
1122(d)(4)(ii)      required by the transaction agreements
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
1122(d)(4)(iii)     Any additions, removals or substitutions to the                                                          X
                    asset pool are made, reviewed and approved in
                    accordance with any conditions or requirements in
                    the transaction agreements.
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
1122(d)(4)(iv)      Payments on Receivables, including any payoffs,                                                          X
                    made in accordance with the related Receivable
                    documents are posted to the Servicer's obligor
                    records maintained no more than two business days
                    after receipt, or such other number of days
                    specified in the transaction agreements, and
                    allocated to principal, interest or other items
                    (e.g., escrow) in accordance with the related
                    Receivable documents.
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
1122(d)(4)(v)       The Servicer's records regarding the Receivables                                                         X
                    agree with the Servicer's records with respect to
                    an obligor's unpaid principal balance.
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
1122(d)(4)(vi)      Changes with respect to the terms or status of an                                                        X
                    obligor's Receivables (e.g., loan modifications or
                    re-agings) are made, reviewed and approved by
                    authorized personnel in accordance with the
                    transaction agreements and related pool asset
                    documents.
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
1122(d)(4)(vii)     Loss mitigation or recovery actions (e.g.,                                                               X
                    forbearance plans, modifications and deeds in lieu
                    of foreclosure, foreclosures and repossessions, as
                    applicable) are initiated, conducted and concluded
                    in accordance with the timeframes or other
                    requirements established by the transaction
                    agreements.
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
1122(d)(4)(viii)    Records documenting collection efforts are                                                               X
                    maintained during the period a Receivable is
                    delinquent in accordance with the transaction
                    agreements. Such records are maintained on at
                    least a monthly basis, or such other period
                    specified in the transaction agreements, and
                    describe the entity's activities in monitoring
                    delinquent Receivables including, for example,
                    phone calls, letters and payment rescheduling
                    plans in cases where delinquency is deemed
                    temporary (e.g., illness or unemployment).
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
1122(d)(4)(ix)      Adjustments to interest rates or rates of return                                                         X
                    for Receivables with variable rates are computed
                    based on the related Receivable documents.
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
1122(d)(4)(x)       Regarding any funds held in trust for an obligor                                                         X
                    (such as escrow accounts): (A) such funds are
                    analyzed, in accordance with the obligor's
                    Receivable documents, on at least an annual basis,
                    or such other period specified in the transaction
                    agreements; (B) interest on such funds is paid, or
                    credited, to obligors in accordance with
                    applicable Receivable documents and state laws;
                    and (C) such funds are returned to the obligor
                    within 30 calendar days of full repayment of the
                    related Receivables, or such other number of days
                    specified in the transaction agreements.
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
1122(d)(4)(xi)      Payments made on behalf of an obligor (such as tax                                                       X
                    or insurance payments) are made on or before the
                    related penalty or expiration dates, as indicated
                    on the appropriate bills or notices for such
                    payments, provided that such support has been
                    received by the Servicer at least 30 calendar days
                    prior to these dates, or such other number of days
                    specified in the transaction agreements.
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
1122(d)(4)(xii)     Any late payment penalties in connection with any                                                        X
                    payment to be made on behalf of an obligor are paid
                    from the Servicer's funds and not charged to the
                    obligor, unless the late payment was due to the
                    obligor's error or omission.
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
                    Disbursements made on behalf of an obligor are
                    posted within two business days to the obligor's
                    records maintained by the Servicer, or such other                                                        X
                    number of days specified in the transaction
1122(d)(4)(xiii)    agreements.
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
1122(d)(4)(xiv)     Delinquencies, charge-offs and uncollectible                                                             X
                    accounts are recognized and recorded in accordance
                    with the transaction agreements.
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------
                    Any external enhancement or other support,
                    identified in Item 1114(a)(1) through (3) or Item
                    1115 of Regulation AB, is maintained as set forth                                                        X
1122(d)(4)(xv)      in the transaction agreements.
------------------- ----------------------------------------------------- ------------- -------------- -------------- --------------

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